Newtek Business Services, Inc.
NASDAQ: NEWT
Third Quarter 2009
Financial Results Conference Call
November 11, 2009, 4:15 PM
Hosted By:
Barry Sloane, CEO and Chairman
Seth A. Cohen, CFO
Investor Relations Contact:
Barry Sloane
212-356-9500
Exhibit 99.2
bsloane@newtekbusinessservices.com

Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All
forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and
Exchange Commission and available through
Also we need to point out that our Capcos operate under a different set of rules in each of the 8 jurisdictions and that these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana or in certain situations in New York, we don’t control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations.
http://www.sec.gov

Third Quarter 2009 Highlights
Announced $782k post tax net income
Improved 2009 annual guidance from $(7.4) to $(5.2)
million pretax net loss to $(5.1) to $(4.7) million
pretax net loss
Announce 2010 annual guidance of $(2.4) million
pretax net loss to $2.3 million pretax net income
Wisconsin and Louisiana notes matured in October
Primary revenue trends in EPP and Web Hosting
exceed 2008 comparisons
GE Amendment
LOI signed by top 20 commercial bank to take out GE

Third Quarter 2009 Highlights
SBA lending business dynamics
Government guaranteed pricing
Portfolio behavior
Began originations again
Securitization market begins to thaw
New alliance partners queue up
Is this the beginning of a reversal in lending
Asset management – servicing income
New origination – 110 price for governments
90% guarantee – for how long
Reposition lender financing - alternatives
Lending line (signed LOI with top twenty banking institution)
Bank merger
Other

Third Quarter 2009 Conference Call Agenda
Primary Corporate Initiatives and Strategy
Financial Results Snapshot
Development in EPP & Web Hosting Segments
Web Hosting, EPP & eCommerce Initiatives
Small Business Finance Initiatives
Cost Reduction Measures
Q3 2009 corporate expenses reduced $366,000 and
$1,462,000 for the three and nine months ended,
respectively, vs. Q3 2008
Marketing Focus
Financial Review
2009 Outlook

Third Quarter 2009 Conference Call Agenda
Projections for 2010 cash flow positive
Lender projections for Q4 2009 and variables
Repayments of Capco debt
FDIC contract
Variables for success in EPP
Variables for success in Web Hosting
Variables for success in cash flow & expense control

Continuation of our Strategy & Mission
1. What do we offer for our clients?
•
Reduce their expenses
•
Grow their revenues
•
Reduce their risk
2. Become the authority for small businesses
3. 7 core offerings:
a) Primary: lending, EPP, insurance, hosting applications
b) Secondary: web design development, data storage, payroll
4. Cross sell and cross market the database by
becoming the authority
5. a) Walmart for small businesses
b) Amazon for small businesses
6.    We know small business

8 What is a Small Business 1. SBA definition 2. Independent business owners 3. Examples: a) 75 site parking garage b) Single practitioner consultant c) Doctor group d) Restaurant

9 What Do We Do Well 1. Acquiring the client a) Alliance b) Direct model 2. Servicing the client 3. Cross sell and cross market a) Development 4. Primary goal is to be the small business authority

Third Quarter 2009 Financial Results
$782 thousand net income for Q3 2009
Versus $2.8 million net loss for Q3 2008
Due to:
•
A release of an income tax valuation allowance
•
Under a new accounting pronouncement effective in 2009 (SFAS 160
“Noncontrolling Interests in Consolidated Financial Statements), the
Company was able to attribute losses from certain subsidiaries to minority holders. Under the old accounting rules, these losses would have normally been absorbed by Newtek, the primary beneficiary. We do not expect this benefit going forward.
Q3 2009 pre-tax loss of $1.1 million
Depreciation and amortization non-cash expense of $1.3
million in Q3 2009.
Decreased pre-tax loss by 61% from Q3 2008’s pre-tax loss
of $2.8 million.

Third Quarter 2009 Financial Results
Q3 2009 vs. Q3 2008 core operating segment
revenue:
Electronic Payment Processing: $18.1 million - up 13% over
Q3 2008
Web Hosting: $4.7 million - up 3% over Q3 2008
Small Business Finance: $1.5 million – down (10)% over Q3
2008

Cash Position
$24.1 million in cash and cash equivalents and
restricted cash at September 30, 2009, down from
$25.2 million at December 31, 2008.
Equates to $0.67 cash per share.
$5.6 million of net cash provided by operating activities in the first nine months of 2009 versus $(9.9) million of net cash
used in operating activities for the same period in 2008.
$1.2 million net decrease in cash and cash equivalents for
the first nine months of 2009 versus $7.5 million net
decrease in cash and cash equivalents for the same period
in 2008.

Development in EPP
Q3 2009 EPP revenue up 13% over Q3 2008
EBITDA margin 8.3% for Q3 2009 compared to 10.5% for
Q3 2008
Merchant attrition
Cash flow positive business
Significant operating leverage
Potential to increase market share
2009 EPP segment EBITDA forecast:
$6.0 to $6.1 million
EPP segment does not have any debt
eCommerce – Single most important Corporate initiative
and identifier

Web Hosting Initiatives
Q3 2009 versus Q3 2008:
Revenue up 3%
Pre-tax net income up 14%
Continued growth despite challenging market
Continue to invest in Web Hosting segment to support future growth
Continue to evaluate expenditures versus productivity, particularly in marketing, seeking additional cost savings where applicable
Currently above 60% real estate capacity in our data center
Began launch of wholesale outreach in Q3 2008
2009 Web Hosting segment EBITDA forecast:
$6.7 to $6.8 million
Great marketing channel to target IT partners and web
developers – TechExec

15 Web Hosting & EPP Focus One stop shop Gateway, hosting, merchant processing, shopping cart Everything you need NewtPay NewtPay Pro TechExec Reseller Combined marketing and client service focus

Positive Trends for SBA Lending
90% Government guaranty up from 75% for 2009
Significantly reduced government guaranteed lender
competition
Conventional loan market not very competitive
Better quality loans at better prices

Positive Trends for SBA Lending
Loan Size 350,000 $      1,500,000 $
Servicing 1.00% 1.00%
Premium 110.00% 110.00%
75% 90% 75% 90%
GAAP Premium Received 21,599 $        31,627 $  104,216 $      150,679 $
Cash Premium Received 26,250 $        31,500 $  112,500 $      135,000 $
Servicing Asset 6,500 $          8,000 $     32,000 $        40,000 $
Discount 6,401 $          3,123 $     30,784 $        14,821 $
Net Newtek Investment 61,250 $        3,500 $     262,500 $      15,000 $
75% vs. 90% Government Guaranty of SBA 7(a) Loans

Small Business Finance
Buying sub & non-performing portfolios
Bidding on SBA servicing and sub-servicing contracts
We have very good lending infrastructure
This infrastructure is valuable more so today
The most decimated sector may offer the best
opportunity for Newtek shareholders

19 Small Business Finance 110 pricing on governments Signed LOI with major money center lender bank on lender FDIC contract Q4 2009 $250k anticipated loss vs. $800k loss previously expected

Cost Reduction Measures
Significantly reduced expenses in Corporate Segment;
efforts to reduce or hold expenses in other segments
Cost reductions are expected to equate to a minimum
$4.0 million of cash savings in 2009
Plan to continue to review all segments to recognize
additional cost reductions in 2009
Reduced facilities cost in Great River (Long Island) and
the Florida office with D.C. and NYC as the next targets

Payroll Reductions

“Run rate” analysis based on semi-monthly pay
snapshot
2/15/08
Headcount 2/15/08 Payroll
10/15/09
Headcount
10/15/09
Payroll
Headcount
Reduction
Payroll
Reduction
Headcount
%
Reduction
Payroll %
Reduction
EPP Segment
79 $119,059 67 $119,515 12 ($456) 15.2% -0.4%
Web hosting segment
88 $149,435 100 $179,340 (12) ($29,905) -13.6% -20.0%
Small business finance
50 $167,503 30 $92,678 20 $74,825 40.0% 44.7%
All other segment
88 $145,872 49 $61,603 39 $84,269 44.3% 57.8%
Corporate segment
59 $258,577 33 $137,150 26 $121,427 44.1% 47.0%
Total
364 $840,446 279 $590,286 85 $250,160 23.4% 29.8%
Annualized Totals   $20,170,704 $14,166,864 $6,003,840 29.8%

22 Payroll February 15, 2008 – Payroll register Headcount 364 October 15, 2009 – Payroll register Headcount 279 Reduction of 85 or 23.4%

23 Payroll Annualized Run-rate February 15, 2008 $20.2 million October 15, 2009 $14.2 million 29.8% Dollar Reduction

Brownsville - Update
Occupied new space officially on March 15, 2009
15,000 sq ft facility with the capacity for 145 positions, constructed with
$1.25m Federal Grant, co-located with University of Texas – Brownsville
(UTB)
24/7 bi-lingual processing center for all lines of business
UTB provides significant resource pool for interns, part time and permanent employees
Language translation resource for all marketing and sales initiatives
(http://tinyurl.com/cfoz6w)
Cross training and cross servicing enhanced thru co-location of division personnel
Outbound Initiatives To Date
Initial referrals generated verify client satisfaction with Newtek’s approach
Continued training of outbound personnel will increase quality of generated referrals and hence close rates

What is our Growth Strategy Going
Forward?
Emphasize cross-selling and cross-marketing into the
customer base which we are now doing
Continue to grow alliance channels as outsourcing of
our services is attractive to banks, credit unions, and
other
Improve our cash flow
Reduce Capco exposure
Acquisitions within our footprint
Utilize balance sheet and strategic partner financings
Hire Rubenstein firm for public relations and to help
sharpen our message as the small business authority

Positive Capco and Overhead Trends
Wilshire Partners (Florida) note of $37.4 million
matured (previously defeased)
Return of insurance premium of $250k to Wilshire
Partners (Florida) received
Operating agreement, monitoring agreement, audited
financials, tax return, and office real estate all
dissipate
Wisconsin & Louisiana Capcos total debt principal
repayment of $33 million occurred in Q4.  Return of
insurance premium of approximately $250k is
scheduled for Q4. (previously defeased)
Broker dealer sold in August, 2009 -$50k annualized
savings

Marketing Focus

Marketing Adjustments
Messaging
What makes us unique?
Our relationship with the client.  We now own the client.  We are calling our clients.  Exceptionally well received.
We are their partners!!!
Increase Sales Reduce Expenses Reduce Risk
Financing EPP Insurance Coverage
SEO Payroll Cost PCI Compliance
Premium Cost
Hosting Cost
Storage Cost

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WE DO IT BETTER

Newtek™

29 Marketing Adjustments Product Mix Product Revenue Growth Reduce Expense Reduce Risk EPP / E-Commerce Lending Hosting Storage Web Design SEO Payroll Insurance

SPORTS RADIO
66 AM
NEW YORK
WFAN

WE DO IT BETTER

Newtek™

Marketing Adjustments
Advertising
Newtek buys radio advertising on WFAN
Boomer and Carton can be heard live in seven states in the
Northeast and with online live internet streaming of their
show, they can be heard in every state
Audience of approximately 2.5 million during prime drive
time (6am to10am)
Message is changed on a bi-weekly basis to ensure
maximum exposure of all our offerings
www.newtbiz.com

Revised 2009 Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Small
Payment Web Business All Corporate
Processing Hosting Finance Other Activities
Low High Low High Low High Low High Low High
2009 Full Year
Revenue 68.2 68.5 18.9 19.0 7.0 7.1 2.2 2.2 3.2 3.2
Pretax Net Income (Loss) 4.3 4.4 4.0 4.0 (2.4) (2.3) (0.5) (0.5) (6.4) (6.4)
Interest Expense - - 0.1 0.1 1.5 1.5 - - - -
Depreciation and Amortization 1.7 1.7 2.6 2.6 1.0 1.0 0.1 0.1 0.4 0.4
EBITDA 6.0 6.1 6.7 6.8 0.1 0.2   (0.4) (0.3) (6.0) (6.0)
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2009 Full Year
Revenue 99.4 100.0 7.9 7.9 (3.8) 103.5 104.1
Pretax Net Income (Loss) (1.0) (0.8) (4.1) (4.0) - (5.1) (4.7)

32 Annual Pretax Loss Trend -18 -12 -6 0 2007 Actual 2008 Actual 2009 Forecast Midpoint 2007 Actual 2008 Actual 2009 Forecast Midpoint Pretax Net Loss $(17.1)mm $(12.5)mm $(4.9)mm

33 Consolidated Annual Pretax Loss Year Amount (in millions) 2007 (17.1) 2008 (12.5) 2009 (Forecast range midpoint) (4.9)

Financial Review Seth A. Cohen - CFO

Non-GAAP Financial Measures
In evaluating its business, Newtek considers and uses EBITDA as a supplemental measure of its operating performance.  The Company defines EBITDA as earnings before interest expense, taxes, depreciation and amortization.  Newtek uses EBITDA as a supplemental measure to review and assess its operating performance.  The Company also presents
EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The term EBITDA is not defined under U.S. generally accepted accounting principles, or
U.S. GAAP, and is not a measure of operating income(loss), operating performance or liquidity presented in accordance with U.S. GAAP.  EBITDA has limitations as a analytical tool and, when assessing the Company’s operating performance, investors should not consider EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP.  Among other things,
EBITDA does not reflect the Company’s actual cash expenditures.  Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools.  Newtek compensates for these limitations by relying primarily on its GAAP results and using EBITDA only supplementally.

Cash Position
Balance at
September 30, 2009
Balance at
December 31, 2008
Cash and cash equivalents $15,572 $16,852
Restricted cash $8,548 $8,366
SBA loans held for sale - $6,133
Notes payable $16,801 $25,998
In thousands of dollars
2009 nine month cash flow:
Net cash provided by operating activities was $5,637,000
Net cash provided by investing activities was $2,538,000
Net cash used in financing activities was $9,455,000

Q3 2009 Actual vs. Q3 2008 Actual
Revenue For
The Quarter
Ended
September 30,
2009 Actual
Revenue For
The Quarter
Ended
September 30,
2008 Actual
Pretax Net
Income (Loss)
For The Quarter
Ended
September 30,
2009 Actual
Pretax Net
Income (Loss)
For The Quarter
Ended
September 30,
2008 Actual
EBITDA For
The Quarter
Ended
September 30,
2009 Actual
EBITDA For
The Quarter
Ended
September 30,
2008 Actual
Electronic
Payment
Processing
18.115 15.984 1.088 1.114 1.509 1.672
Web Hosting 4.746 4.590 1.027 0.898 1.576 1.721
Small
Business
Finance
1.478 1.647 (0.756) (1.494) (0.157) (0.734)
All Other 0.311 0.402 (0.271) (0.575) (0.237) (0.552)
Corporate
Activities
0.712 1.169 (1.314) (1.223) (1.209) (1.117)
CAPCO 2.298 1.755 (0.873) (1.520)
Interco
Eliminations
(0.848) (1.304)
Total 26.812 24.243 (1.099) (2.800)
In millions of dollars

Original 2009 Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Small
Payment Web Business All Corporate
Processing Hosting Finance Other Activities
Low High Low High Low High Low High Low High
2009 Full Year
Revenue 63.5 67.5 18.6 19.6 6.3 6.8 1.0 1.4 2.6 2.6
Pretax Net Income (Loss) 3.7 4.4 4.0 4.8 (3.1) (2.7) (0.9) (0.6) (7.4) (7.4)
Interest Expense - - 0.1 0.1 1.4 1.4 - - - -
Depreciation and Amortization 1.8 1.8 2.7 2.7 1.3 1.3 0.2 0.2 0.3 0.3
EBITDA 5.5 6.1 6.9 7.7 (0.4) - (0.7) (0.4) (7.1) (7.4)
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2009 Full Year
Revenue 92.0 97.9 6.5 6.5 (3.2) 95.3 101.2
Pretax Net Income (Loss) (3.7) (1.5) (3.7) (3.7) - (7.4) (5.2)

Revised 2009 Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Small
Payment Web Business All Corporate
Processing Hosting Finance Other Activities
Low High Low High Low High Low High Low High
2009 Full Year
Revenue 68.2 68.5 18.9 19.0 7.0 7.1 2.2 2.2 3.2 3.2
Pretax Net Income (Loss) 4.3 4.4 4.0 4.0 (2.4) (2.3) (0.5) (0.5) (6.4) (6.4)
Interest Expense - - 0.1 0.1 1.5 1.5 - - - -
Depreciation and Amortization 1.7 1.7 2.6 2.6 1.0 1.0 0.1 0.1 0.4 0.4
EBITDA 6.0 6.1 6.7 6.8 0.1 0.2   (0.4) (0.3) (6.0) (6.0)
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2009 Full Year
Revenue 99.4 100.0 7.9 7.9 (3.8) 103.5 104.1
Pretax Net Income (Loss) (1.0) (0.8) (4.1) (4.0) - (5.1) (4.7)

2010 Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Small
Payment Web Business All Corporate
Processing Hosting Finance Other Activities
Low High Low High Low High Low High Low High
2010 Full Year
Revenue 76.6 78.8 19.2 20.2 9.4 11.5 1.2 1.5 1.4 1.4
Pretax Net Income (Loss) 4.1 5.0 4.0 5.0 (1.0) (3.0) (1.1) (0.8) (7.9) (7.6)
Interest Expense - - 0.1 0.1 1.0 1.0 - - - -
Depreciation and Amortization 1.5 1.5 2.1 2.1 0.8 0.8 0.1 0.1 0.4 0.4
EBITDA 5.6 6.5 6.2 7.2 2.8 4.8   (1.0) (0.7) (7.4) (7.1)
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2010 Full Year
Revenue 107.8 113.4 3.9 3.9 (1.5) 110.2 115.8
Pretax Net Income (Loss) 0.2 4.6 (2.6) (2.3) - (2.4) 2.3

Going Forward: 2009/2010 Barry Sloane - CEO

Questions & Answers

Addendum

Pretax Income
(Loss) for Q3 2009
Interest Expense
for Q3 2009
Depreciation and
amortization for Q3 2009
Q3 2009
EBITDA
Electronic Payment
Processing
1.088 - 0.421 1.509
Web Hosting 1.027 0.033 0.516 1.576
Small Business Finance (0.756) 0.366 0.233 (0.157)
All Other (0.271) - 0.034 (0.237)
Corporate Activities (1.314) - 0.105 (1.209)
Pretax Income
(Loss) for Q3 2008
Interest Expense
for Q3 2008
Depreciation and
amortization  for Q3 2008
Q3 2008
EBITDA
Electronic Payment
Processing
0.917 - 0.519 1.436
Web Hosting 0.317 0.165 0.759 1.241
Small Business Finance (0.162) 0.578 0.301 0.717
All Other (0.304) - 0.032 (0.272)
Corporate Activities (2.487) 0.024 0.067 (2.396)
EBITDA Reconciliation
EBITDA Reconciliation from Net Income (Loss)
For The Three Months Ended September 30, 2009
In millions of dollars
EBITDA Reconciliation to Net Income (Loss)
For The Three Months Ended September 30, 2008
In millions of dollars